Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 14 — INCOME TAXES:

A. Corporate tax rate:

The standard tax rate in Israel was 23% during the years ended December 31, 2023, 2022 and 2021.

Tax assessments of the Company through tax year 2017 are considered final.

B. Deferred tax assets and liabilities:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred taxes are computed using the standard tax rates of 23%. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2023	2022

Net operating loss carry forward	$3,612,947	$2,693,459
Research and development expenses	145,249	135,367
Provision for warranty	1,332	2,101
Provision for vacation and convalescence	17,459	15,799
Issuance cost	81,010	86,464
Total deferred tax assets	3,857,998	2,933,190
Less - valuation allowance	(3,857,998)	(2,933,190)
Net deferred tax assets	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences or carry-forwards are deductible. Based on the level of historical taxable losses, management has recorded a full valuation allowance on its deferred tax assets.

C. As of December 31, 2023 and December 31, 2022, the operating loss carry-forwards amounted to approximately $15.7 million and $12.7 million, respectively. Operating losses in Israel may be carried forward indefinitely to offset against future taxable operational income.

D. Reconciliation of the theoretical tax expense to actual tax expense:

The main reconciling item between the statutory tax rate of the Company and the effective rate is the provision for a full valuation allowance in respect of tax benefits from carry forward tax losses due to the uncertainty of the realization of such tax benefits (see above).